Investment in Associates and Joint Ventures	9 Months Ended
Jul. 31, 2021
Investments accounted for using equity method [abstract]
Investment in Associates and Joint Ventures

NOTE 7:  INVESTMENT IN ASSOCIATES AND JOINT VENTURES

INVESTMENT IN THE CHARLES SCHWAB CORPORATION

The Bank has significant influence over The Charles Schwab Corporation (“Schwab”) and the ability to participate in the financial and operating policy-making decisions of Schwab through a combination of the Bank’s ownership, board representation and the insured deposit account agreement between the Bank and Schwab (the “Schwab IDA Agreement”). As such, the Bank accounts for its investment in Schwab using the equity method. The Bank’s share of Schwab’s earnings available to common shareholders is reported with a one-month lag. The Bank takes into account changes in the subsequent period that would significantly affect the results.

As at July 31, 2021, the Bank’s reported investment in Schwab was 13.43% (October 31, 2020 – 13.51%) of the outstanding voting and non-voting common shares of Schwab with a fair value of $21 billion (US$17 billion) (October 31, 2020 – $14 billion (US$10 billion)) based on the closing price of US$67.95 (October 31, 2020 – US$41.11) on the New York Stock Exchange.

The Bank and Schwab are party to a stockholder agreement (the “Stockholder Agreement”) under which the Bank has the right to designate two members of Schwab’s Board of Directors and has representation on two Board Committees, subject to the Bank meeting certain conditions. The Bank’s designated directors currently are the Bank’s Group President and Chief Executive Officer and the Bank’s Chair of the Board. Under the Stockholder Agreement, the Bank is not permitted to own more than 9.9% voting common shares of Schwab, and the Bank is subject to customary standstill restrictions and, subject to certain exceptions, transfer restrictions.

The condensed financial statements of Schwab, based on its published consolidated financial statements, are included in the following tables. The carrying value of the Bank’s investment in Schwab of $11.2 billion as at July 31, 2021 (October 31, 2020 – $12.2 billion) represents the Bank’s share of Schwab’s stockholders’ equity, adjusted for goodwill, other intangibles, and cumulative translation adjustment. The Bank’s share of net income from its investment in Schwab of $170 million and $561 million during the three and nine months ended July 31, 2021, respectively (three and nine months ended July 31, 2020 – n/a), reflects adjustments relating to the after-tax amortization of certain intangibles.

Condensed Consolidated Balance Sheet
(millions of Canadian dollars)	As at
June 30 2021
Assets
Receivables from brokerage clients, net	$102,609
Available for sale securities	448,664
Other assets	165,513
Total assets	$716,786
Liabilities
Bank deposits	$459,913
Payables to brokerage clients	131,013
Other liabilities	54,185

Total liabilities	645,111

Stockholders’ equity	71,675
Total liabilities and stockholders’ equity	$716,786

Condensed Consolidated Statement of Income
(millions of Canadian dollars, except as noted)	For the three months ended	For the nine months ended
	June 30, 2021	June 30, 2021
Net Revenues
Net interest revenue	$2,391	$ 7,168
Asset management and administration fees	1,286	3,859

Trading revenue and other	1,883	5,946

Total net revenues	5,560	16,973
Expenses Excluding Interest
Compensation and benefits	1,619	5,252

Other	1,830	5,205

Total expenses excluding interest	3,449	10,457
Income before taxes on income	2,111	6,516

Taxes on income	558	1,605

Net income	1,553	4,911

Preferred stock dividends and other	182	415

Net Income available to common stockholders	1,371	4,496

Other comprehensive income (loss)	1,879	(4,221)
Total comprehensive income	$3,250	$ 275
Earnings per common shares outstanding – basic (Canadian dollars)	$ 0.73	$ 2.40
Earnings per common shares outstanding – diluted (Canadian dollars)	0.72	2.39